Exhibit 10.1

AMENDMENT NO. 1
TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of April 5, 2018 (this “Amendment”), entered into by and among CINCINNATI BELL INC., an Ohio corporation (the “Borrower”), the undersigned guarantors (the “Guarantors”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as administrative agent (in such capacity, the “Administrative Agent”) and the undersigned Tranche B Term Lenders.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower is party to that certain Credit Agreement dated as of October 2, 2017 (as amended, amended and restated, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as a swingline lender, and MSSF, as administrative agent, collateral agent, a swingline lender and a letter of credit issuer.  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower, the undersigned Tranche B Term Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, MSSF, CoBank, ACB, PNC Capital Markets, LLC, Regions Capital Markets, Citizens Bank, N.A., Barclays Bank PLC, Citigroup Global Markets Inc. and MUFG Union Bank, N.A. are acting as  joint lead arrangers and joint book-running managers for this Amendment (in such capacities, the “Lead Arrangers”).

NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.   Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4, hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of April 5, 2018, among the Borrower, the Guarantors, the Administrative Agent and the Tranche B Term Lenders party thereto.

“Amendment No. 1 Effective Date” means the date on which all of the conditions contained in Section 4 of Amendment No. 1 have been satisfied or waived by the Administrative Agent.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(b)           Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)           the interest rate applicable to (i) the Tranche B Term Loans, (x) 2.25% per annum for Base Rate Loans and (y) 3.25% per annum for Eurodollar Rate Loans and (ii) any Incremental Term Loans, the rate(s) set forth in the applicable Incremental Facility Agreement;

(c)          The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Documents” means this Agreement, each Note, each Letter of Credit, each Joinder Agreement, each Incremental Facility Agreement, the Collateral Documents, the Fee Letter, Amendment No. 1, and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 of this Agreement.

(d)          Clause (a) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by:

I.	deleting the word “and” at the end of clause (xii) thereof, replacing “;” at the end of clause (xiii) thereof with “; and”, and adding a new clause (xiv) as follows:

(xiv) any realized or unrealized foreign currency exchange losses (including any currency re-measurement of Indebtedness, any net loss resulting from Swap Contracts for currency exchange risk associated with the foregoing or any other currency related risk and any loss resulting from intercompany Indebtedness);

II.	replacing the existing clause (viii) with the following (new language is underlined):

(viii) cash fees, costs, expenses or charges (including, for the avoidance of doubt, any financing or lender fees structured as original issue discount and any other debt issuance costs) for such period (A) associated with the Transactions, including such fees, costs, expenses or charges (including rating agency fees and related expenses) related to this Agreement and the Loan Documents and (B) related to any equity offering or repurchase, acquisition (including the OnX Acquisition and the HCOM Acquisition), Investment, disposition, recapitalization or restructuring, or the incurrence, repayment, prepayment or repurchase of Indebtedness (including a refinancing thereof) or any amendments, waivers or other modifications of Indebtedness (in each case, whether or not permitted hereunder and whether or not successful);

(e)          Clause (b) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (vi) thereof, replacing “.” at the end of clause (vii) thereof with “; and”, and adding a new clause (viii) as follows:

(viii) any realized or unrealized foreign currency exchange gains (including any currency re-measurement of Indebtedness, any net gain resulting from Swap Contracts for currency exchange risk associated with the foregoing or any other currency related risk and any gain resulting from intercompany Indebtedness).

(f)           Section 2.05(a)(i)(B)(4) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(4) any prepayment of the Tranche B Term Loans shall be applied in the manner directed by the Borrower; provided, that in connection with any Repricing Transaction that is consummated in respect of all or any portion of the Tranche B Term Loans prior to the date that is 180 days after the Amendment No. 1 Effective Date, the Borrower shall pay to the Tranche B Term Lenders a fee equal to 1% of the aggregate principal amount of the Tranche B Term Loans prepaid or repriced in connection with such Repricing Transaction.

(g)          Section 3.05 of the Credit Agreement is hereby amended by inserting the following proviso at the end of clause (a):

provided that the Borrower shall not be required to compensate such Lender for, and to hold such Lender harmless from, any such loss, cost or expense incurred by it as a result of a Repricing Transaction;

(h)          Section 7.02 of the Credit Agreement is hereby amended by inserting the following proviso at the end of clause (a):

provided, that such unaudited reconciliation requirement shall be satisfied by delivery of a balance sheet and statement of income or operations and the Borrower shall not be required to deliver statements of shareholders’ equity or cash flows or other components of any financial statements;

(i)            Clause (g) of the first paragraph of Section 11.07 of the Credit Agreement is hereby amended by replacing the word “or” at the end of sub-clause (i) thereof with “,”, replacing “;” at the end of sub-clause (ii) thereof with the word “or” and adding a new sub-clause (iii) as follows:

(iii) market data collectors, similar service providers to the lending industry and service providers to the Agents or any Lender in connection with the administration of this Agreement, the other Loan Documents and the Commitments;

(j)            Section 11.24 of the Credit Agreement is hereby added to read as follows:

11.24          Certain ERISA Matters

(a)           Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and each of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

    (i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

   (ii)   the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

  (iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

   (iv)   such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)           In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and each of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

           (i)      none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

   (ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

   (iii)   the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

   (iv)   the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

   (v)    no fee or other compensation is being paid directly to the Administrative Agent, the Arrangers or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)            The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 2.   Breakage.  By consenting to this Amendment, each Tranche B Term Lender party hereto agrees not to make any claims against the Borrower pursuant to Section 3.05 of the Credit Agreement with respect to any loss, cost or expense that such Lender may sustain or incur thereunder as a result of this Amendment.  It is understood that any party receiving an assignment of Tranche B Term Loans from MSSF following the Effective Date (as defined below) shall agree to abide by this Section 2 as part of the consideration for, and as a condition to, such assignment.

SECTION 3.   Reference to and Effect on the Loan Documents.

(a)            On and after the Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)            The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)            Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d)            The Borrower and each other Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreements) and confirms that such liens and security interests continue to secure the Secured Obligations (as defined in the Security Agreements) under the Loan Documents, including without limitation, all Secured Obligations (as defined in each of the Security Agreements) resulting from or incurred pursuant to this Amendment, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its Guaranty pursuant to the Credit Agreement.

(e)            This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

SECTION 4.    Conditions to Effectiveness of Section 1 of the Amendment.  Section 1 of this Amendment shall become effective as of the date on which the following conditions shall have been satisfied (or waived) (the “Effective Date”):

(a)            The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Tranche B Term Lenders party hereto (which Tranche B Term Lenders shall constitute all of the Tranche B Term Lenders under the Credit Agreement after giving effect to Section 6 below));

(b)            After giving effect to this Amendment and the transactions contemplated hereby (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date), and (ii) immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c)            The Administrative Agent shall have received a favorable legal opinion of Cravath, Swaine & Moore, LLP, special New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(d)            The Administrative Agent shall have received an Officer’s Certificate dated as of the Effective Date, stating that the conditions set forth in clause (b) of this Section 4 have been satisfied; and

(e)            The Borrower shall have paid (or substantially concurrently with the satisfaction of the other conditions set forth herein, on the Effective Date, shall pay) (i) the “Arrangement Fee” set forth in the Fee Letter, dated as of March 5, 2018, executed by the Borrower and the Lead Arrangers and (ii) all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agent).

SECTION 5.   Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent that:

(a)            on and as of the Effective Date (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)            this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 6.   Replacement of Lenders.  If any Tranche B Term Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent on, or prior to, 12:00 p.m. (noon) New York City time, on March 14, 2018 (the “Consent Deadline”), then pursuant to and in compliance with the terms of Sections 11.01 and 11.06 of the Credit Agreement, such Tranche B Term Lender may be replaced and its commitments and/or obligations purchased and assumed as of the Effective Date by either a new Tranche B Term Lender or an existing Tranche B Term Lender who is willing to consent to this Amendment on or prior to the Effective Date (which will also be deemed to be the execution of an Assignment and Assumption Agreement substantially in the form of Exhibit A attached hereto).

SECTION 7.   Costs and Expenses.  The Borrower agrees that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent) are expenses that the Borrower is required to reimburse pursuant to Section 11.04 of the Credit Agreement.

SECTION 8.   Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a .pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9.    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.   WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY TO THIS AMENDMENT (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

CINCINNATI BELL INC., an Ohio Corporation, as Borrower

By:	/s/ Joshua T. Duckworth
Name: Joshua T. Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

[Signature Page to Amendment No. 1 to Credit Agreement]

CINCINNATI BELL SHARED SERVICES LLC, an Ohio limited liability company

CINCINNATI BELL EXTENDED TERRITORIES LLC, an Ohio limited liability company

CINCINNATI BELL ENTERTAINMENT INC., an Ohio corporation

CINCINNATI BELL WIRELESS, LLC, an Ohio limited liability company

CINCINNATI BELL TELEPHONE COMPANY LLC, an Ohio limited liability company

CBTS LLC, a Delaware limited liability company

CBTS TECHNOLOGY SOLUTIONS LLC, a Delaware limited liability company

CBTS VIRGINIA LLC, a Virginia limited liability company

TWIN ACQUISITION CORP., a Delaware corporation

as Guarantors

By:	/s/ Joshua T. Duckworth
Name: Joshua T. Duckworth
Title: Vice President of Treasury, Corporate
Finance and Investor Relations

[Signature Page to Amendment No. 1 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Reagan Philipp
Name: Reagan Philipp
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

(Tranche B Term Lender Signature Pages on file with the Administrative Agent)

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swingline Loans included in such facilities5) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).

              _______________________________

1.
For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

2.
For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

3.	Select as appropriate.
4.	Include bracketed language if there are either multiple Assignors or multiple Assignees.
5.	Include all applicable subfacilities.

Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]:
[for each Assignee, indicate [Lender][[Affiliate][Approved Fund] of [identify Lender]]]

3.	Borrower:	Cincinnati Bell Inc., an Ohio Corporation

4.	Administrative Agent:	Morgan Stanley Senior Funding, Inc., as the Administrative Agent under the Credit Agreement

5.	Credit Agreement:
Credit Agreement, dated as of October 2, 2017 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement;”), by and among CINCINNATI BELL INC., an Ohio corporation (together with any permitted successors and assigns, the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, PNC BANK, NATIONAL ASSOCIATION, as a Swingline Lender, and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent, a Swingline Lender and an L/C Issuer

6.            Assigned Interest:

Assignor[s][6]	Assignee[s][7]	Facility Assigned	Aggregate Amount of Commitment for all Lenders[8]	Amount of Commitment Assigned	Percentage Assigned of Commitment[9]	CUSIP Number

			$ ________	$ ________	__________%

[7.            Trade Date:  __________]10

Effective Date:           , 20_ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

              ___________________________

6.	List each Assignor, as appropriate.
7.	List each Assignee, as appropriate.
8.
Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

9.	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
10.	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR [NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and]11 Accepted:
MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

[Consented to:]12
CINCINNATI BELL INC., an Ohio corporation

By:
Name:
Title:

[Consented to:]13

By:
Name:
Title:

               __________________________

11.	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
12.	To be added only if consent of the Borrower is required by the terms of the Credit Agreement.
13.	To be added only if the consent of other parties (e.g. Swingline Lender, L/C Issuer) is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

CINCINNATI BELL INC.

CREDIT AGREEMENT DATED AS OF OCTOBER 2, 2017

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.            Representations and Warranties.

1.1.            Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][ the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender, and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.            Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.06(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01 thereof (or, prior to the first such delivery, the financial statements referred to in Section 6.05 thereof), as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee, and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.            Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.  Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3.            General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.